SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Filed by the registrant |X|
   Filed by a party other than the registrant |_|
   Check  the   appropriate   box:
      |_|   Preliminary   proxy  statement  |_| Confidential,  for  Use  of  the
      |X|  Definitive  proxy statement          Commission  Only
                                             (as permitted by Rule 14a-6(e)(2))
      |_|  Definitive additional materials
      |_|  Soliciting  material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   BIG SMITH
                                  BRANDS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
      |X|  No Fee required.
      |_|  Fee computed on table below per Exchange Act Rules
           14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      |_|  Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                             BIG SMITH BRANDS, INC.
                              7100 West Camino Real
                                    Suite 402
                            Boca Raton, Florida 33433


                                                                   June 15, 1998




To Our Stockholders:

        You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Big Smith Brands, Inc. (the "Company"), which will be held at the Renaissance Airport Hotel, St. Louis, Missouri, on Thursday, June 25, 1998, at 1:00 P.M., St. Louis time.

        The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

        We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                                          Sincerely yours,



                                                          /s/ Peter Lebowitz
                                                          ------------------
                                                          S. PETER LEBOWITZ
                                                          Chairman of the Board

                             BIG SMITH BRANDS, INC.
                              7100 WEST CAMINO REAL
                                    SUITE 402
                            BOCA RATON, FLORIDA 33433
                                 (561) 367-8283

                          -----------------------------


                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 25, 1998

                          -----------------------------


         The Annual Meeting of Stockholders of Big Smith Brands, Inc. (the "Company") will be held at the Renaissance Airport Hotel, St. Louis, Missouri, at 1:00 P.M., St. Louis time, on Thursday, June 25, 1998, for the following purposes:

          1. to elect five directors, each to serve until their respective successors have been duly elected and qualified;

          2. to ratify the appointment of Daszkal, Bolton & Manela, CPAs, as the Company's independent public auditors for the Company's fiscal year ending December 31, 1998; and

          3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all five nominees as directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on June 3, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                            By Order of the Board of Directors


                                            /s/ Peter Lebowitz
                                            ------------------
                                            S. PETER LEBOWITZ
                                            Chairman of the Board

Boca Raton, Florida
June 15, 1998

                             BIG SMITH BRANDS, INC.
                              7100 WEST CAMINO REAL
                                    SUITE 402
                            BOCA RATON, FLORIDA 33433
                                 (561) 367-8283

                          -----------------------------


                               PROXY STATEMENT FOR
                       1998 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1998

                          -----------------------------


         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about June 15, 1998, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Big Smith Brands, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting") to be held at the Renaissance Airport Hotel, St. Louis, Missouri, at 1:00 P.M., St. Louis time, on Thursday, June 25, 1998, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The hotel is conveniently located near the St. Louis airport.

         The annual report of the Company, containing financial statements of the Company as of December 31, 1997, and for the year then ended, has been delivered or is included with this proxy statement. The principal executive offices of the Company are located at 7100 West Camino Real, Suite 402, Boca Raton, Florida 33433.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 7100 West Camino Real, Suite 402, Boca Raton, Florida 33433. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the ratification of the appointment of Daszkal, Bolton & Manela, CPAs, ("DB&M") as independent public auditors for the Company's fiscal year ending December 31, 1998, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; any Stockholder who does attend the Annual Meeting, however, may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about June 15, 1998.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors, may solicit proxies by mail, telephone, telegraph and personal interview.
Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of DB&M as the independent auditors of the Company for the fiscal year ending December 31, 1998.

        The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. Broker non-votes result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld from the broker.

        The election of each nominee for director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election. The affirmative vote of the holders of a majority of the votes cast is required for the approval of the appointment of the independent public auditors. On this matter the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal a Broker non-vote will have no effect on the outcome.

        The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

        Only Stockholders of record at the close of business on June 3, 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on June 3, 1998, there were 7,099,842 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth, as of June 3, 1998, the number of shares of common stock beneficially owned (and the percentage of the Company's common stock) by (i) each person known (based solely on Schedules 13D or 13G filed) to the Company to be the beneficial owner of more than 5% of the common stock, (ii) each director and nominee to the Board of Directors of the Company,
(iii) the Named Executive (as hereinafter defined) and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                          NUMBER OF SHARES          PERCENTAGE (%)
NAME AND ADDRESS                         BENEFICIALLY OWNED         OF COMMON STOCK
----------------                         ------------------         ---------------

S. Peter Lebowitz                             1,509,000                   21.3%
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida  33433

Theresa Lebowitz and Michael S. Nelson,
Esq., as trustees (1)                           474,000                   6.7%
c/o Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York  10022

Glen Freeman  (2)                               15,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida 33433

Theodore Listerman  (2)                         25,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida 33433

Jack Schultz  (2) (3)                           17,000                     *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida 33433

Julian Shaps  (2)                               15,000                     *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida 33433

John Bagdasian (4)                               8,500                     *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 402
Boca Raton, Florida  33433

All directors and officers as a group (6
persons) (5)                                   1,589,500                  22.2%


-----------------

  *     Indicates beneficial ownership of less than one (1%) percent.

(1) Represents shares held in trust for the benefit of Barbara Lynn Van Achte, Karen Sue Hart and Wendy Ann Lebowitz, with respect to which Mrs. Lebowitz and Mr. Nelson, a partner at the law firm of Kramer, Levin, Naftalis & Frankel, the Company's outside corporate counsel, serve as trustees. Under the Trust Agreement, Mrs. Lebowitz and Mr. Nelson share voting and dispositive power, subject only to the beneficiaries' right to withdraw the shares under certain circumstances. Mrs. Lebowitz is the wife, and the three trust beneficiaries are the daughters, of Mr. Lebowitz.

(2) Includes 15,000 shares issuable upon exercise of options exercisable within 60 days.

(3) Includes 2,000 shares issuable upon exercise of warrants exercisable within 60 days.

(4) Includes 2,500 shares issuable upon exercise of options exercisable within 60 days.

(5) Includes options and warrants to purchase 64,500 shares exercisable within 60 days.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the following persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, for the number of transactions indicated, during fiscal year 1997.

        Messrs. Freeman, Listerman, Schultz and Shap each failed to file on a timely basis an Annual Statement of Beneficial Ownership of Securities on Form 5 with regard to the year ended December 31, 1997 in connection with 20,000 options granted to each of them during such fiscal year. See "--Compensation of Directors." Mr. Bagdasian failed to file on a timely basis an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his appointment as Vice President and General Manager of the Company's sportswear division as of March 17, 1997.

                                    PROPOSALS

        The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of DB&M as the independent public auditors of the Company for the fiscal year ending December 31, 1998.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

        It is proposed to elect a Board of five directors for the upcoming year and until their respective successors are duly elected and qualified. All of the nominees set forth below are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a director as the holders of the proxies may, in their discretion, determine.

        The following sets forth certain information with respect to each of the five nominees to the Board of Directors as well as to the remaining executive officers of the Company:

                                        Year First Elected
Name                           Age          Director        Office
----                           ---          --------        ------

Nominees to the Board
S. Peter Lebowitz              66          1985         Chief Executive Officer, President
                                                        and Director

Glen Freeman                   68          1994         Director

Theodore Listerman             74          1995         Director

Jack Schultz                   61          1994         Director

Julian Shaps                   72          1994         Director

Other Executive Officers and
Significant Employees

Terry L. Dober                 41          N/A          Chief Financial Officer, Vice
                                                        President for Finance

John Bagdasian                 49          N/A          Vice President and General
                                                        Manager of the sportswear
                                                        division

Howard Kaplan                  50          N/A          Secretary


==============================================================================================


Nominees to the Board

         S. Peter Lebowitz has served as Chief Executive Officer and President of the Company since 1980. Mr. Lebowitz has been employed full time in the men's apparel industry for over 40 years beginning in 1954 when he joined Hochschild, Kohn & Co., Baltimore, Maryland. Thereafter, he served as a salesman in the Menswear Divisions at The Van Heusen Company and as Vice-President of Big Yank Corporation and Anvil Brands, Inc. From 1971 to 1979, he was Chairman and Chief Executive Officer of Smith Brothers Manufacturing Company, Carthage, Missouri, then the corporate owner of the Big Smith label. In 1980, he founded the Company, and in 1985, the Company acquired certain assets of Smith Brothers Manufacturing Company, including the ownership of the Big Smith label.

         Glen Freeman was elected a director of the Company in September 1994. Mr. Freeman served as General Manager of the Company after its acquisition of certain assets of Smith Brothers Manufacturing Company in 1985 until 1994. Mr. Freeman served as Vice-President of Merchandising of Smith Brothers Manufacturing Company from 1969, when it acquired Continental Manufacturing Company, to 1985. From 1945 to 1969, Mr. Freeman was employed by Continental Manufacturing Company. Mr. Freeman has been employed in the workwear industry for 49 years.

         Theodore L. Listerman was elected a director of the Company in January 1995. Mr. Listerman was involved in various aspects of the apparel business for approximately thirty years. Mr. Listerman served in numerous senior management positions at a number of major manufacturers and marketers of men's apparel products. At present Mr. Listerman is a doctoral candidate at the University of Missouri.

         Julian Shaps was elected a director of the Company in February 1994. Mr. Shaps retired from full time participation in business in October 1990 following a career that spanned forty years in the sales and merchandising segment of the apparel industry. Mr. Shaps' previous positions include twenty-five years in various senior management positions at Salant, Inc., and approximately fifteen years as Vice President of Sales and Merchandising at M. Fine & Sons, Inc.

         Jack Schultz was elected a director of the Company in February 1994. Since 1993, Mr. Schultz has served as an active consultant to the retail industry dealing with assignments that cover a broad range of issues and entities involving virtually all major segments of the retail industry. Prior to his full time entry into the consulting business, Mr. Schultz served from 1991 to 1993 as the President of the National Retail Federation, a leading retail industry trade association.

Executive Officers and Significant Employees

         Terry L. Dober joined the Company in January 1994 as Chief Financial Officer. He was appointed Vice President for Finance in November 1995. As such, he is responsible for all financial reporting, accounting, internal auditing and related administrative functions. Mr. Dober, a Certified Public Accountant, received a Bachelor's Degree in Business Administration/Accounting from Monmouth College of Monmouth, Illinois in 1979. Mr. Dober has held increasingly responsible financial, administrative, accounting and management positions in a variety of business environments. From November 1989 until December 1993, Mr. Dober served as Controller of Miracle Recreation Equipment Co. From July 1984 to November 1989, Mr. Dober was Accounting Manager for Electrovert Companies.

         John Bagdasian joined the Company in March 1997 as Vice President and General Manager of the Company's sportswear division. Mr. Bagdasian has over 20 years of experience in the apparel industry. From 1996 to 1997, Mr. Bagdasian was Sales Manager for Seattle Pacific Industries in the Union Bay division. From 1990 to 1996, Mr. Bagdasian was President of Marketing for CAS, Inc./ Maneuvers. From 1983 to 1990, Mr. Bagdasian was Sales Manager for Bugle Boy Industries.

         Howard Kaplan was elected Secretary of the Company in August 1994. Since 1991, Mr. Kaplan has served as President of Fabric Resources Corporation, a denim jobber, and from 1988 to 1991, he served as Purchasing Agent for the Company. Mr. Kaplan is not currently an employee of the Company.

         All directors hold office until the next annual meeting of the stockholders of the Company and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's outside directors devote such time as is necessary and customary to attend meetings of the Board of Directors and committees of the Board of Directors and otherwise to perform their duties as directors.

         The Company's officers are elected annually by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Mr. Lebowitz has an employment agreement with the Company. See "Executive Compensation-Employment Arrangements." No familial relationships exist between any directors or officers of the Company.

COMMITTEES

         The Company's Board of Directors has an Internal Audit Committee and an Executive Compensation Committee. Messrs. Glen Freeman and Theodore Listerman serve on the Internal Audit Committee and Messrs. Theodore Listerman, Jack Schultz and Julian Shaps serve on the Executive Compensation Committee. The Internal Audit Committee is the principal financial organ to review the results of the annual audit. The Internal Audit

Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Executive Compensation Committee administers the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan") and makes recommendations to the full Board concerning compensation, including incentive arrangements, for the Company's officers and employees.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

        During the fiscal year ended December 31, 1998, there were five meetings of the Board of Directors of the Company, three meetings of the Audit Committee, three meetings of the Executive Compensation Committee and three meetings of the Executive Committee. No director attended fewer than 75% of the aggregate of (1) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

COMPENSATION OF DIRECTORS

               Non-employee directors of the Company receive one thousand dollars plus expenses for each meeting of the Board of Directors that they attend and, pursuant to the Company's 1994 Stock Incentive Plan (the "1994 Plan") are automatically granted 10,000 options annually upon election at the Annual Meeting. On June 12, 1997, each non-employee director received an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $0.42. On February 11, 1998, each non-employee director was granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $0.53. Each grant under the 1994 Plan vests in four substantially equal parts on each of the first four anniversaries of the date of the grant. To the extent the options are unexercised, they expire on the fifth anniversary of the date of the grant.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, of the Chief Executive Officer of the Company and John Bagdasian, Vice President and General Manager of the Company's sportswear division, the only other executive officer of the Company who earned over $100,000 during such fiscal years.

                           SUMMARY COMPENSATION TABLE


======================================================================================================
                                           Annual Compensation              Long Term Compensation
------------------------------------------------------------------------------------------------------
                                                          Other Annual      Awards       All Other
       Name and          Fiscal    Salary      Bonus      Compensation      Options     Compensation
  Principal Position      Year      ($)         ($)          ($) (1)          (#)           ($)
------------------------------------------------------------------------------------------------------
S. Peter Lebowitz-Chief   1997   $300,000         -          $ 10,996          -              -
Executive Officer         1996   $300,000         -          $  9,973          -              -
                          1995   $250,000         -          $  8,700       175,000 (2)       -
------------------------------------------------------------------------------------------------------
John Bagdasian, Vice      1997   $110,000         -             -             10,000(3)       -
President and General
Manager of the
sportswear division
======================================================================================================

        (1) Represents the valuation of certain club membership dues and automobile lease payments of approximately $10,996, $9,973 and $8,700 for 1997, 1996 and 1995, respectively.

        (2) Represents grants of options in connection with the Company's initial public offering, the vesting of which was contingent upon the Company achieving a certain level of net income during the fiscal year ended December 31, 1995, which level was not achieved.

        (3) Represents options granted in 1997.

EMPLOYMENT ARRANGEMENTS

               S. Peter Lebowitz is employed as the Company's President and Chief Executive Officer under an employment agreement, expiring on December 31, 2003. Pursuant to the employment agreement, Mr. Lebowitz receives annual compensation of $300,000 and an annual bonus of up to $200,000 if the Company achieves a certain specified level of net income. The employment agreement with Mr. Lebowitz further provided that if his employment were terminated by the Company without cause or at any time following a change of control, or by Mr. Lebowitz within twelve months after a change of control, the Company will pay to Mr. Lebowitz three years' salary, bonus and benefits in the amount and kind then in effect subject to certain adjustments in a lump sum 30 days after such termination.

               On February 11, 1998, in connection with his entry into the employment agreement, Mr. Lebowitz was granted options for the purchase of 1,000,000 shares of Common Stock pursuant to the terms and conditions of the Company's 1994 Plan. Such grant is subject to stockholder approval to the extent the grant exceeded the shares then available for grant under the 1994 Plan (i.e., 861,650 shares) and approval of the increase to 1,000,000 in the maximum number of shares which may be subject to options granted to any employee in a single year. The options are exercisable at $0.53 per share, the highest ask price on the last date on which trading took place prior to the date of grant, and vest in equal annual installments on the first four anniversaries of the date of grant. A majority of the Company's stockholders approved the above reference amendments to the 1994 Plan by written consent, executed as of June 11, 1998 and effective July 1, 1998.

             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

        The election of each nominee for director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

        The firm of Daszkal, Bolton & Manela, CPAs, independent certified public auditors, has audited the Company's financial statements for the fiscal year ended December 31, 1997. The firm of Baird, Kurtz & Dobson ("BK&D") were the Company's independent public auditor's for the five previous fiscal years. On February 11, 1998, the Board of Directors appointed DB&M as the Company's independent public auditors for the fiscal year ending December 31, 1998, and the Stockholders will be asked to ratify such appointment. It is expected that a representative of DB&M will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

        On January 16, 1998, the Company accepted the resignation of BK&D as its independent auditors. The decision to accept the resignation of BK&D was approved by the Company's Board of Directors. BK&D's reports on the financial statements for the past two years contained no qualification, adverse or disclaimer of opinion. Their report dated February 26, 1997, however, included a paragraph reflecting substantial doubt about the Company's ability to continue as a going concern. Through the date of the change in accountants, there were no disagreements with BK&D on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

                     VOTE REQUIRED FOR RATIFICATION OF DB&M

        Ratification of the appointment of DB&M requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DB&M.

                                 OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.


                              STOCKHOLDER PROPOSALS


        Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, 7100 West Camino Real, Suite 402, Boca Raton, Florida 33433, no later than February 3, 1999, in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting.


                                OTHER INFORMATION

        Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by directors, officers and regular employees of the Company without additional compensation.

        IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

        IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (561) 367-8283.


                                            Sincerely yours,



                                            /s/ Peter Lebowitz
                                            ------------------
                                            S. PETER LEBOWITZ
                                            Chairman of the Board



Boca Raton, Florida
June 15, 1998

                             BIG SMITH BRANDS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS


                          -----------------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


        The undersigned hereby appoints S. Peter Lebowitz and Howard H. Ward, or if only one is present, then that individual, with full power of substitution, to vote all shares of BIG SMITH BRANDS, INC. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Renaissance Airport Hotel, St. Louis, Missouri, on the 25th day of June, 1998, at 1:00 p.m. St. Louis time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:


1. ELECTION OF DIRECTORS: To elect the nominees for director below for a term of one year;

     FOR ALL NOMINEES LISTED BELOW                     WITHHOLD AUTHORITY
     (except as marked to the contrary below) |_|      to vote for all nominees
                                                       listed below |_|

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     S. Peter Lebowitz    Jack Schultz
     Glen Freeman         Julian Shaps
     Theodore Listerman



2. APPROVAL OF AUDITORS: To ratify and approve the appointment of Daszkal, Bolton & Manela, CPAs, as independent public auditors of the Company for the fiscal year ending December 31, 1998;

            FOR |_|       AGAINST |_|           ABSTAIN |_|

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                               Dated: _____________________________, 1998


                               ------------------------------------------------
                                          (Signature of Stockholder)



                               ------------------------------------------------
                                          (Signature of Stockholder)


                               Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.




                                      - 2 -